FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 13, 2006
MACQUARIE INFRASTRUCTURE
COMPANY TRUST
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of
incorporation)

001-32385	20-6196808

Commission File Number	(IRS Employer Identification No.)
MACQUARIE INFRASTRUCTURE
COMPANY LLC
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of
incorporation)

001-32384	43-2052503

Commission File Number	(IRS Employer Identification No.)

125 West 55th Street, New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)
(212) 231-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 9.01 Financial Statements and Exhibits
SIGNATURES
SIGNATURES
EX-99.1: UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

EXPLANATORY NOTE
     This Report on Form 8-K is being filed for the purpose of amending and restating the unaudited pro forma condensed combined financial statements contained in our Form 8-K that was originally filed with the Securities and Exchange Commission on June 12, 2006, as amended by the Form 8-K/A filed June 28, 2006 and in our Form 8-K that was originally filed with the Securities and Exchange Commission on August 28, 2006. The Report is being made to revise unaudited pro forma condensed combined financial statements to correct an accounting error in the treatment for interest rate and foreign exchange derivatives instruments that did not qualify for hedge accounting. Although the impact of this accounting error on our unaudited financial statements for the quarters ended March 31, 2006 and June 30, 2006, and, therefore, our unaudited pro forma condensed combined financial statements is material, the effect is immaterial to our audited consolidated financial statements and the unaudited pro forma condensed combined financial statements for the year ended December 31, 2005. As a result, we have not restated unaudited pro forma condensed combined financial statements for the year ended December 31, 2005. We have also filed today amended and restated Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2006 and June 30, 2006 to reflect the same correction of an accounting error related to the accounting treatment for derivatives instruments.
Item 9.01 Financial Statements and Exhibits
b) Pro forma financial information
The unaudited pro-forma condensed combined financial statements of the Company as of and for the quarter ended March 31, 2006 and the six months ended June 30, 2006 are attached as Exhibit 99.1 to this Report and are incorporated into this Item 9.01(b) by reference.
The pro forma condensed combined financial statements should be read in conjunction with the separate financial statements and notes thereto of the Company, as filed with the Securities and Exchange Commission (“SEC”) in its Restated Forms 10-Q/A filed today.
The unaudited pro forma condensed financial statements should not be considered indicative of actual results that would have been achieved had the acquisitions, dispositions and the other transactions and events described been completed as of the dates or as of the beginning of the period indicated and do not purport to project the financial condition or results of the operations of the Company for any future date or period.
The pro forma adjustments are based on preliminary estimates, available information and certain assumptions, and may be revised as additional information becomes available. The pro forma adjustments are more fully described in the notes to the unaudited pro forma condensed financial statements.
c) Exhibits:
99.1	Unaudited pro forma condensed combined financial statements as of and for quarter ended March 31, 2006 and the six months ended June 30, 2006.

     FORWARD LOOKING STATEMENTS
This filing contains forward-looking statements. We may, in some cases, use words such as “project”, “believe”, “anticipate”, “plan”, “expect”, “estimate”, “intend”, “should”, “would”, “could”, “potentially”, or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond the Company’s control including, among other things: its ability to successfully integrate and manage acquired businesses, including the ability to retain or replace qualified employees, manage growth, make and finance future acquisitions, service, comply with the terms of and refinance debt, and implement its strategy; decisions made by persons who control its investments including the distribution of dividends; its regulatory environment for purposes of establishing rate structures and monitoring quality of service; changes in general economic or business conditions, or demographic trends, including changes to the political environment, economy, tourism, construction and transportation costs, changes in air travel, automobile usage, fuel and gas costs, including the ability to recover increases in these costs from customers; reliance on sole or limited source suppliers, particularly in our gas utility business; foreign exchange fluctuations; environmental risks; and changes in U.S. federal tax law. Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which we are not currently aware could also cause our actual results to differ. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this release may not occur. These forward-looking statements are made as of the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Bank Limited and its worldwide subsidiaries and affiliates.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST

Date October 13, 2006	By:	/s/ Peter Stokes

		Name:	Peter Stokes
		Title:	Regular Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date October 13, 2006	By:	/s/ Peter Stokes
	Name:	Peter Stokes
	Title:	Chief Executive Officer